Fees Summary	May 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,810,036.56
Previously Paid Amount	0.00
Total Fee Amount	3,564.67
Total Offset Amount	0.00
Net Fee	$ 3,564.37